# SECOND CHANGE IN TERMS AGREEMENT

THIS SECOND CHANGE IN TERMS AGREEMENT ("Agreement") is dated as of the 28th day of October, 2012 and is executed by and among LAKES ENTERTAINMENT, INC., a Minnesota corporation (the "Borrower"); LYLE BERMAN (the "Guarantor"); and CENTENNIAL BANK f/k/a FIRST STATE BANK (the "Lender").

WHEREAS, Borrower executed and delivered to Lender on or about October 8, 2008 that certain $8,000,000 Secured Line of Credit Promissory Note (the "Promissory Note"); Guarantor delivered that certain Unconditional Guaranty of even date therewith (the "Guaranty"); and Borrower delivered other documents related to the foregoing, referenced in the foregoing or otherwise applicable to the subject transaction (said documents, along with the Promissory Note, the Guaranty, and all documents describing or securing the obligations therein, including any and all prior amendments not specifically superseded hereby, being collectively referred to herein as the "Loan Documents"); and

WHEREAS, the Borrower, Guarantor, and Lender executed that Change in Terms Agreement on or about October 28th, 2010 for the purpose of extending the Maturity Date and modifying and amending the payment terms that are applicable to the Loan Documents; and

WHEREAS, the Borrower and Guarantor have again requested that the Lender extend the maturity date and modify and amend the payment terms that are applicable to the Loan Documents, and the Lender is willing to accommodate the Borrower;

NOW, THEREFORE, for and in consideration of the mutual covenants and conditions that are referenced and exchanged herein, and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. Amendment of Maturity Date. The definition of "Maturity Date" and all other references set forth in the Loan Documents as the date upon which the Borrower's obligations under the terms of the Loan Documents shall mature and be payable in full (absent an event of default) is hereby modified and amended to mean October 28, 2014.

2. Revolving Nature of Credit Facility. The credit facility created by the Loan Documents is hereby modified and amended to be revolving in nature. Accordingly, and assuming the absence of an Event of Default, Borrower may (i) request advances of principal pursuant to the terms and conditions of the Loan Documents and (ii) borrow, repay, and re-borrow principal evidenced by the Loan Documents throughout the term thereof so long as the Borrowing Base is never exceeded.

3. Amendment of Required Payments of Principal and Interest: The Promissory Note is hereby modified and amended to provide as follows:

"Required Payments of Principal and Interest. Borrower shall pay interest and principal to Lender as follows:

a. Monthly Interest Payments Prior to Maturity. Borrower shall pay to Lender on the 28th day of November, 2012 and on the same day of each month thereafter

until the Maturity Date, a sum equal to that interest, calculated at the Interest Rate and based upon the actual number of days elapsed at a daily rate based on a 360-day year, that has accrued against outstanding principal that has been advanced by Lender to Borrower as described herein. THIS CALCULATION METHOD WILL RESULT IN A HIGHER EFFECTIVE INTEREST RATE THAN THE NUMERIC INTEREST RATE STATED IN THIS PROMISSORY NOTE.

b. Payments Due at Maturity. If not previously paid, any and all unpaid principal and accrued but unpaid interest plus any other sums due hereunder shall be immediately due and payable on the Maturity Date. This Promissory Note is also subject to acceleration as set forth below.

c. Application of Payments Received by Lender. All payments received by Lender from Borrower hereunder shall be applied first to Lender Expenses, then to interest due hereunder, then to principal due hereunder, then to late fees, or, upon the occurrence and continuation of an Event of Default, at the option of the holder, to any other indebtedness owed by Borrower or its affiliates to Lender or its successor, assigns or affiliates."

4. General Amendment. In addition, all other provisions of the Loan Documents are hereby modified and amended so as to be consistent with the amendments set forth herein.

5. Ratification and Reaffirmation of Debt. Borrower and Guarantor do each hereby certify, represent, warrant and affirm to Lender the following, it being understood that such certifications and representations constitute and comprise material assurances upon which Lender is basing its decision to provide the accommodations referenced herein:

a. Borrower and Guarantor hereby ratify and reaffirm all of Borrower's and Guarantor' financial and other obligations of every nature that are set forth and contained in the Loan Documents, including, without limitation, all representations and warranties, which remain true and correct except to the extent that the existence of any fact which would cause any such representations or warranties to be inaccurate does not have a material adverse effect on the Borrower, the Guarantor, their respective businesses or the collateral pledged by them to secure the loan and are reflected in the financial statements provided to the Lender;

b. Borrower and Guarantor agree and acknowledge that all Loan Documents are legal, valid and binding financial obligations that are enforceable against Borrower and Guarantor, as applicable, in accordance with their terms, excluding any Subordination, Non-Disturbance and Attornement Agreements which may have originally been included in the Loan Documents but are no longer valid because the tenant thereunder has terminated its lease and vacated the premises securing the loan;

c. Borrower and Guarantor agree and acknowledge that the outstanding principal balance under the Loan Documents is $0.00 as of the date of this Agreement, and that the Borrower has $8,000,000 of credit available pursuant thereto;

d. Borrower and Guarantor each agree and acknowledge that, with respect to any amounts advanced under the Loan Documents as of the date of this Agreement, they have no defenses to their payment and performance obligations that are set forth in the Loan Documents and that Borrower's or Guarantor's default under the Loan Documents will entitle Lender to receive, without contest by Borrower or Guarantor, a judgment against Borrower or Guarantor and the right to foreclose, without contest by Borrower or Guarantor, its liens and security interests that are contained in the Loan Documents;

e. Borrower and Guarantor agree and acknowledge that, with respect to any amounts advanced under the Loan Documents as of the date of this Agreement, they possess no claims, counterclaims, defenses or offset rights of any nature against Lender or its affiliates, including any that would prohibit the Lender from enforcing its rights and remedies under the Loan Documents and, to the extent such a claim, right or defense might exist, Borrower and Guarantor each hereby release and waive each claim, right or defense in its entirety;

f. Borrower and Guarantor acknowledge that the Lender has fully performed all of its obligations as set forth in the Loan Documents;

g. Borrower and Guarantor agree and acknowledge that the priority of the liens created by the mortgage and the other Loan Documents in favor of the Lender to secure the performance of Borrower's obligations under the Loan Documents shall not be disturbed or lost by the execution and performance of this Agreement;

h. Borrower and Guarantor agree and acknowledge that (i) Lender has not represented (either by express agreement, course of performance or otherwise) that it will agree to further modifications or amendments to the Loan, including without limitation, renewals, extensions, rate reductions or changes in the repayment schedule; (ii) Lender has no obligation to make such further modifications or amendments; and (iii) in the formulation and execution of its business plan, Borrower is not relying on the Lender agreeing to such modifications or amendments;

i. No waiver by Lender of any default or breach by Borrower or Guarantor under the Loan Documents shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained in the Loan Documents shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to, or of, any act by Borrower or Guarantor shall not be deemed to waive or render unnecessary the consent or approval to, or of, any subsequent similar act; and

j. Borrower, Guarantor and Lender agree and acknowledge that the original interest rate on and applicable to the Loan Documents is 8.95% and that all amounts advanced under the Loan Documents shall continue to accrue interest at that rate in accordance with the provisions set forth therein.

6. Indemnification. To the fullest extent permitted by law, Borrower hereby agrees to indemnify and hold harmless Lender, and Lender's officers, directors, shareholders, agents, attorneys and employees (collectively, "Indemnitee") from and against any and all out of pocket costs resulting from liability, loss, damage, costs or expense, including court costs and attorney's fees, that Indemnitee may hereafter suffer, incur, reasonably pay or in any manner be held liable for to third parties, by reason of any breach, default, misstatement or misrepresentation of any of the statements, warranties or representations of Borrower contained in this Agreement, the Loan Documents, or any related agreement, or by reason of any breach or default by Borrower, or any of Borrower's employees, officers, affiliates or agents, in the performance of any duties, covenants or obligations arising under this or any related agreement. In this connection, but without limitation, Borrower hereby agrees to reimburse any Indemnitee promptly upon demand for any payments made by such person to a third party with respect to any liability, damage, loss or claim to which the foregoing indemnity relates.

7. Miscellaneous. This Agreement and the Loan Documents constitute the entire understanding and agreement between the undersigned parties with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned parties in connection therewith and except for the modification specifically set forth herein the Loan Documents shall remain in full force and effect. Neither this Agreement, nor the Loan Documents may be orally modified but may be amended only by written agreements executed by the original parties to said documents. Jurisdiction and venue associated with the enforcement of Lender's rights and remedies hereunder and pursuant to the Loan Documents shall be vested solely and exclusively in an appropriate court of competent jurisdiction located in Faulkner County, Arkansas. Borrower waives Borrower's right to a jury trial of any issues arising in connection with the enforcement of this Agreement or the Loan Documents. It is expressly agreed and understood that this Agreement may be executed in multiple counterparts and with multiple signature pages and that all signature pages, when attached to and assembled with this document, shall constitute and comprise a single document that is enforceable against all parties on all signature pages in accordance with this Agreement's terms.

[*This Space Intentionally Left Blank; Signatures to Follow*]

THIS SECOND CHANGE IN TERMS AGREEMENT has been executed as of the date set forth in the preface.

"BORROWER"

LAKES ENTERTAINMENT, INC.

By: ______________________

Title: PRESIDENT

"GUARANTOR"

______________________
Lyle Berman

"LENDER"

CENTENNIAL BANK f/k/a FIRST STATE BANK

By: ______________________

Title: ______________________

[*Signatures to Second Change In Terms Agreement*]

THIS SECOND CHANGE IN TERMS AGREEMENT has been executed as of the date set forth in the preface.

"BORROWER"

LAKES ENTERTAINMENT, INC.

By: ______________________________

Title: ______________________________

"GUARANTOR"

______________________________

Lyle Berman

"LENDER"

CENTENNIAL BANK f/k/a FIRST STATE BANK

By: ______________________________

Title: SVP

ACKNOWLEDGMENT

STATE OF Minnesota
COUNTY OF Hennepin

Personally appeared before me, the undersigned authority in and for the said county and state, on this 26 day of October, 2012, within my jurisdiction, the within-named Timothy Cope, who acknowledged that he is the President/CFO of Lakes Entertainment, Inc. (the "Company") and that, for and on behalf of the said Company and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

LISA M. JOLICOEUR
Notary Public-Minnesota
My Commission Expires Jan 31, 2015

Lisa M. Jolicoeur
Notary Public

My commission expires:
1/31/15

ACKNOWLEDGMENT

STATE OF ARKANSAS

COUNTY OF ________________

Personally appeared before me, the undersigned authority in and for the said county and state, on this ___ day of ________________, 2012, within my jurisdiction, the within-named ______________________, who acknowledged that he / she is the ______________ of Centennial Bank f/k/a First State Bank (the "Company"), and that, for and on behalf of the said Company and as its act and deed, he / she executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

______________________________
Notary Public

My commission expires:
______________________

ACKNOWLEDGMENT

STATE OF ________________

COUNTY OF ________________

Personally appeared before me, the undersigned authority in and for the said county and state, on this ___ day of ________________, 2012, within my jurisdiction, the within-named ________________, who acknowledged that he is the _____________ of Lakes Entertainment, Inc. (the "Company") and that, for and on behalf of the said Company and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

______________________________
Notary Public

My commission expires:

______________________________

ACKNOWLEDGMENT

STATE OF ARKANSAS

COUNTY OF Faulkner

Personally appeared before me, the undersigned authority in and for the said county and state, on this 28 day of October, 2012, within my jurisdiction, the within-named Randy Crowell, who acknowledged that he / she is the SVP of Centennial Bank f/k/a First State Bank (the "Company"), and that, for and on behalf of the said Company and as its act and deed, he / she executed the above and foregoing instrument after first having been duly authorized by said Company to do so.

Kim McPherson
Notary Public

My commission expires:
2-10-2020

F:\TDG\Centennial-Conway\LAKES ENTERTAINMENT\2012 Modification\Loan # 2757504497 - Change In Terms Agreement\2.doc